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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


     Date of Report (Date of earliest event reported): December 7, 1998
                                                       ----------------


                             PMA Capital Corporation
           --------------------------------------------------------
             (Exact name of registrant as specified in is charter)

      Pennsylvania                    0-22761                  23-2217932
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    (State or other                 (Commission             (I.R.S. Employer
    jurisdiction of                 File Number)           Identification No.)
     incorporation)

     1735 Market Street, Suite 2800, Philadelphia, PA         19103-7590
     ------------------------------------------------         ----------
     (Address of principal executive offices)                 (Zip Code)


     Registrant's telephone number, including area code (215) 665-5046
                                                        --------------

                         Pennsylvania Manufacturers Corporation
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         (Former name or former address, if changed since last report)
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Item 5.   Other Events.
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     On December 7, 1998, the Registrant changed its corporate name from
"Pennsylvania Manufacturers Corporation" to "PMA Capital Corporation." Also, effective at the close of trading on December 7, 1998, the trading symbol for the Registrant's Class A Common Stock on the Nasdaq National Market is being changed from "PMFRA" to "PMACA."

     Finally, the Registrant has transferred the address of its principal executive offices to 1735 Market Street, Suite 2800, Philadelphia, Pennsylvania 19103-7590, effective December 7, 1998.

Item 7.   Exhibits.
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     Exhibit  No.                   Exhibit Description
     ------------                   -------------------

         99              Press Release dated December 7, 1998

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                                   SIGNATURE
                                   ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         PMA CAPITAL CORPORATION


Dated:  December 7, 1998                 By: /s/ Francis W. McDonnell
                                             ------------------------
                                             Francis W. McDonnell,
                                             Senior Vice President, Chief
                                             Financial Officer
                                             and Treasurer

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                                 EXHIBIT INDEX
                                 -------------

     Exhibit  No.                      Exhibit Description
     ------------                      -------------------

         99                       Press Release dated December 7, 1998

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